UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 17, 2023

 NRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 17, 2023, NRx Pharmaceuticals, Inc. (the “Company”) received formal notice from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s non-compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Rule”), the Company’s securities were subject to delisting unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company plans to timely request a hearing before the Panel, which request will stay any further action by Nasdaq pending the issuance of a decision by the Panel and the expiration of any extension that the Panel may grant to the Company following the hearing.

As previously disclosed in the Company’s Current Report on Form 8-K filed on April 21, 2023, the Company was provided with an initial compliance period of 180 calendar days to regain compliance with the Rule, which ultimately expired on October 16, 2023. The Company did not evidence compliance with the Rule by October 16, 2023, which resulted in the issuance of the Staff’s October 17, 2023 determination.

The Company is diligently working to evidence compliance with the Rule; however, there can be no assurance that the Panel will determine to continue the Company’s listing or that the Company will be able to evidence compliance with the applicable listing criteria within the time period of any extension that may be granted by the Panel.

The Company’s primary strategy for achieving listing compliance is business success from existing development programs. As disclosed in prior communications, the Company has identified four potential positive business developments by year-end 2023/1st quarter of 2024. Any one of those positive developments could have the potential to positively affect both share price and market capitalization of the Company. Those potential developments are:

1.	Completion of the in-progress NRX-101 003 trial (www.clinicaltrials.gov NCT03395392) “NRX-101 for Treatment-Resistant Suicidal Bipolar Depression,” with potentially positive clinical results and a $10 million milestone payment under the Company’s partnership agreement with Alvogen, Inc.

2.	Positive data from the now-completed trial of D-cycloserine vs. placebo for treatment of chronic pain (www.clinicaltrials.gov NCT00125528). Note that positive data was previously identified in this trial. The Company has filed and received clearance to proceed on an Investigational New Drug application for the use of NRX-101 in the treatment of chronic pain. Similarly, the Company is the exclusive license for US Patent 8,653,120 covering the use of D-cycloserine in the treatment of chronic pain. Should positive data be identified from this now-completed trial, the Company believes this could constitute a basis for a registrational trial of NRX-101 in the treatment of chronic pain. Data are expected by year-end 2024.

3.	Filing of a New Drug Application for Accelerated Approval for the use of intravenous ketamine to treat acute suicidal ideation in patients with depression based on data from multiple adequately controlled studies, including a randomized controlled trial of 156 patients performed under a data sharing agreement with French health authorities.

4.	Filing of a New Drug Application for treatment of complicated urinary tract infection under the FDA Qualified Infectious Disease Product (QIDP) program. The Company has disclosed in-vitro data from studies performed by Charles River Laboratories demonstrating in vitro effectiveness of NRX-101 in cultures of treatment-resistant e. coli, pseudomonas, and acinetobacter. The Company anticipates opening an Investigational New Drug file for this purpose by year end 2024.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995, which may include, but are not limited to, statements regarding our financial outlook, product development, business prospects, and market and industry trends and conditions, as well as the Company's strategies, plans, objectives, and goals. These forward-looking statements are based on current beliefs, expectations, estimates, forecasts, and projections of, as well as assumptions made by, and information currently available to, the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to: inability of the Company to achieve any of the potential developments identified above; the timing for achieving the potential developments identified above; there is no assurance as to how the potential developments will impact the Company's stock price; and other factors, including risks and uncertainties with respect to the Company, set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The Company assumes no obligation to revise any forward-looking statement, whether as a result of new information, future events or otherwise. Accordingly, you should not place reliance on any forward-looking statement, and all forward-looking statements are herein qualified by reference to the cautionary statements set forth above.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX Pharmaceuticals, Inc.

Date: October 23, 2023	/s/ Stephen Willard
Stephen Willard
Acting General Counsel

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